ALPINE SMALL CAP FUND,

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED DECEMBER 14, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2017

On December 14, 2017, the Board of Trustees (the “Board”) of Alpine Series Trust (the “Trust”) determined that it is in the best interests of Alpine Small Cap Fund (the “Fund”), a series of the Trust, and its shareholders to liquidate the Fund (the “Liquidation”).

The Fund is expected to cease operations on or about February 14, 2018 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers. Shortly before that date, in the discretion of portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Suspension of Sales. Effective as of the close of business on December 14, 2017, the Fund will no longer sell shares to new investors or existing shareholders, including through purchases through automatic investment plans and exchanges into the Fund from other Alpine mutual funds. Prior to the Liquidation Date, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid, or provided for, all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Alpine Woods Capital Investors, LLC (the “Adviser”) intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation Date. All expenses applicable to the liquidation and termination of the Fund, other than transaction costs related to the disposition of portfolio holdings, taxes and extraordinary expenses, will be borne by the Adviser. Costs associated with liquidation include, among other things, fees and expenses associated with preparing and filing a final tax return and other regulatory filings, legal and accounting fees, custodian and transfer agency fees.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Redeem Shares” in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of any other Alpine mutual fund as described in, and subject to, any restrictions set forth under “Exchange Privilege” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gain or loss prior thereto.

An Individual Retirement Account (an “IRA”) is generally not taxable on investment income and gain from the Fund (assuming that the IRA did not incur debt to finance its investment in the Fund). Accordingly, the receipt by an IRA of a liquidating distribution should not be a taxable event for the IRA. However, if the IRA beneficiary receives the liquidating distribution (as opposed to the IRA reinvesting the liquidating distribution), then the liquidating distribution may be taxable to the IRA beneficiary. An IRA beneficiary may roll the liquidating distribution into another IRA within sixty (60) days of the date of the distribution in order to avoid having to include the liquidating distribution in his or her taxable income for the year. IRA owners should promptly provide instructions to the Fund with respect to a rollover of the liquidating distribution. See “Dividends, Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-785-5578.

Please retain this Supplement for future reference.